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                                                                   EXHIBIT 10.96

                     THIRD AMENDMENT TO AMENDED AND RESTATED
                     EMPLOYMENT AGREEMENT OF JAMES A. STROUD

This third amendment (the "Third Amendment") to the Amended and Restated Employment Agreement of James A. Stroud (the "Employment Agreement") is entered into effective as of November 8, 2000, by and between Capital Senior Living Corporation (the "Company") and James A. Stroud ("Stroud").

WHEREAS, the Company and Stroud entered into the Employment Agreement dated October 8, 1997, as amended on March 22, 1999, and May 31, 1999 (the "Employment Agreement"), and

WHEREAS, the Board of Directors of the Company on November 8, 2000, authorized an amendment to the Employment Agreement of Stroud regarding Triad Senior, L.L.C., and

WHEREAS, the Company and Stroud desire to amend the Employment Agreement,

NOW, THEREFORE, in consideration of the foregoing, the mutual promises of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Subparagraph (i) in the second sentence of Paragraph 9 shall be amended to read:

                  (i) Employee's ownership of a class of securities listed on a stock exchange or traded on the over-the-counter market that represents five percent (5%) or less of the number of shares of such class of securities then issued and outstanding, and Employee's ownership of a class of securities in Triad Senior, L.L.C. (or any other entity(ies) used by Triad Senior, L.L.C. to acquire the general partner interest in the Grand Court partnerships), provided that Employee shall not be a director, officer or employee of Triad Senior, L.L.C. (or any such entity(ies) used by Triad), and

         2. Except as expressly provided herein, all of the terms and provisions of the Employment Agreement shall remain in full force and effect and unchanged. All capitalized terms used herein which are not otherwise defined herein shall have the meaning ascribed to such terms in the Employment Agreement.

IN WITNESS WHEREOF, this Third Amendment has been duly executed on the day of January, 2001.
                        COMPANY:  CAPITAL SENIOR LIVING CORPORATION


                        By: /s/ DAVID R. BRICKMAN
                           -----------------------------------------------------
                           David R. Brickman, Vice President and General Counsel

                        STROUD:


                        By: /s/ JAMES A. STROUD
                           -----------------------------------------------------
                           James A. Stroud